EXHIBIT 32.2



          CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Parlux Fragrances, Inc. (the "Company") Amendment No. 1 on Form 10-Q for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof, as well as the quarterly report on Form 10-Q dated August 14, 2003 (together, the "Report"), I, Frank A. Buttacavoli, Chief Operating Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                      By:  /s/ Frank A. Buttacavoli, Executive
                           -----------------------
                           Frank A. Buttacavoli

                           Chief Operating Officer and Chief Financial Officer August 25, 2003